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                                UAM Funds Trust
                                Funds for the Informed Investor/sm/

                      MJI International Equity Portfolio
                          Institutional Class Shares
                      Institutional Service Class Shares
                       Supplement dated December 7, 2001
                    to the Prospectuses dated July 30, 2001

The Board of Trustees of UAM Funds Trust has approved the liquidation of the MJI International Equity Portfolio (the "Fund"). A special shareholder meeting has been called for January 4, 2002 to vote on approval of a Plan of Liquidation (the "Plan"). Shareholders of the Fund, as well as potential investors, should be aware that once the Plan has been approved by the Fund's shareholders, the assets of the Fund will be liquidated.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


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